AMERICAN GENERAL LIFE INSURANCE COMPANY
                         VARIABLE ANNUITY CONTRACTS
                             SEPARATE ACCOUNT D
                               WM ADVANTAGE(R)
                      WM STRATEGIC ASSET MANAGER(R)

                   SUPPLEMENT DATED DECEMBER 11, 2015
                TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED


     The purposes of this supplement are to notify owners of American General Life Insurance Company ("AGL") variable annuity Contracts (the "Contracts") of (i) a new investment option becoming available under the Contracts and
(ii) the proposed liquidation of the Principal Money Market Account ("Account"), a series of the Principal Variable Contracts Funds, Inc. (the "Trust").

     First, effective December 11, 2015, a new investment option, the Fidelity VIP Government Money Market Portfolio - Initial Class (the "Portfolio") became available under the Contracts. The Portfolio is a series of the Fidelity(R) Variable Insurance Products.

     For a period of time after December 11, 2015, you may receive printed confirmations, statements and other reports that do not yet contain the name of the Portfolio that has been added.

     Second, the Board of Directors (the "Board") of the Trust approved a plan of liquidation and termination for the Account. The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about Friday, April 8, 2016 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Account will be automatically liquidated at the closing unit value and the liquidation proceeds transferred into the subaccount supported by the Portfolio.

     If you wish to have the liquidation proceeds allocated to a subaccount other than the subaccount supported by the Portfolio, the Company must receive instructions from you prior to the Market Close on the business day prior to the Liquidation Date. You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below or by completing a transfer form.

     Additional investments into the Account will be accepted up to and including the business day prior to the Liquidation Date. After the Market Close on the Liquidation Date, any instructions for purchase payments, allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable to your Contract) into the Account will be allocated to the subaccount supported by the Portfolio.

     Listed below are the investment options currently offered in your Contract. Please refer to your Contract prospectus for information regarding these investment options or call our Annuity Service Center at the telephone number below. Also please review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact the Annuity Service Center.

Fidelity VIP Government Money Market Portfolio-Initial Class
Principal Capital Appreciation Account-Class 1
Principal Diversified International Account-Class 1
Principal Equity Income Account-Class 1
Principal Government & High Quality Bond Account-Class 1
Principal Income Account-Class 1
Principal LargeCap Growth Account-Class 1
Principal Money Market Account-Class 1
Principal SAM Balanced Portfolio-Class 1
Principal SAM Conservative Balanced Portfolio-Class 1
Principal SAM Conservative Growth Portfolio-Class 1
Principal SAM Flexible Income Portfolio-Class 1
Principal SAM Strategic Growth Portfolio-Class 1
Principal Short-Term Income Account-Class 1
Principal SmallCap Blend Account-Class 1

     Neither our automatic transfer of the liquidation proceeds to the Portfolio on the Liquidation Date, nor your transfer of assets out of the Account prior to the Liquidation Date or out of the Portfolio within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

     For a period of time after the closing and liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Account.

     Should you have any questions, please contact the Annuity Service Center at 1-800-277-0914.